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                                                                   EXHIBIT 10.83
                      Amendment to Note Purchase Agreement
                         Dated as of September 15, 1990


                                                                     Dated as of
                                                               February 15, 1994


Principal Mutual Life Insurance Company
711 High Street
Des Moines, IA  50392-0800

Texas Life Insurance Company
c/o Washington Square Capital, Inc.
Private Placement Servicing
Jim Wittich
100 Washington Square, Suite 800
Route 3052
Minneapolis, MN  55401-2147

Farm Bureau Mutual Insurance Company of Michigan
Attn: Steven R. Harkness, Sr. Portfolio Manager
P.O. Box 30400
7373 W. Saginaw Highway
Lansing, MI  48909

FB Annuity Company
Attn: Steven R. Harkness, Sr. Portfolio Manager
P.O. Box 30400
7373 W. Saginaw Highway
Lansing, MI  48909

Farm Bureau Life Insurance Company of Michigan
Attn: Steven R. Harkness, Sr. Portfolio Manager
P.O. Box 30400
7373 W. Saginaw Highway
Lansing, MI  48909

Northern Life Insurance Company
c/o Washington Square Capital, Inc.
Private Placement Servicing
Jim Wittich
100 Washington Square, Suite 800
Route 3052
Minneapolis, MN  55401-2147


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Gentlemen:

Reference is made to the Note Purchase Agreement (the "Original Agreement") dated as of September 15, 1990 by and between Michael Foods, Inc. (the "Company"), Mutual Benefit Life Insurance Company, Northwestern National Life Insurance Company, Northern Life Insurance Company, Farm Bureau Life Insurance Company of Michigan, FB Annuity Company, Farm Bureau Mutual Insurance Company of Michigan and Texas Life Insurance Company (Principal Mutual Life Insurance Company, having purchased Original Notes subsequent to the closing from one or more of the above described original purchasers) under and pursuant to which $20,000,000 in aggregate principal amount of the Company's 9.85% Senior Notes due October 1, 2000 (the "Original Notes") were issued. Words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement. In connection therewith, the Company hereby agrees with you as follows:

WHEREAS, the Company has requested that the Purchasers agree to amend Section
5.1 of the Original Agreement in the manner described below;

WHEREAS, the Purchasers are willing to amend Section 5.1 of the Original Agreement in the manner described below;

THEREFORE, the Company and the Purchasers agree as follows:

The definition of "Consolidated Net Earnings Available for Fixed Charges" contained in Section 5.1 of the Original Agreement is hereby amended by adding at the end of (but before the period) the following proviso:

     ; provided, however, that any operating and disposition losses associated with the discontinuation of the company's Reduced
     Cholesterol Liquid Whole Egg business shall be characterized as losses from discontinued operations for purposes of this definition, but only to the extent that any such operating and disposition losses do not exceed $33,000,000 pre-tax in the aggregate.


This amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument. All of the parties may sign the same counterpart or any one or more of the parties may sign separate counterparts.

If the foregoing is acceptable to you, kindly note your acceptance in the space provided below and thereupon it shall become a binding Amendment between us. All other terms and provisions of said Original Agreement and the Notes related thereto shall remain unchanged and are in all respects ratified, confirmed and approved.


                                                     MICHAEL FOODS, INC.

                                                     By: /s/ John D. Reedy
                                                         -----------------
                                                         Vice President-Finance
                                                         Chief Financial Officer
                                                         Treasurer


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Agreed and accepted to by:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

By: /s/Jon M. Davidson
    ---------------------
    Assistant Director-Securities Investment

By: /s/David Seevers
    -------------------
    Director-Securities
    Research and Portfolio Management

NORTHERN LIFE INSURANCE COMPANY

By: /s/Mark S. Jordahl
    ---------------------
    Assistant Treasurer

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By: /s/Steven R. Harkness
    ------------------------
    Portfolio Manager

FB ANNUITY COMPANY

By: /s/Steven R. Harkness
    ------------------------
    Portfolio Manager

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

By: /s/Steven R. Harkness
    ------------------------
    Portfolio Manager

TEXAS LIFE INSURANCE COMPANY

By:
    ---------------------